Investor Day | October 2021

In keeping with the SEC's "Safe Harbor" guidelines, certain statements made during this presentation could be considered forward-looking and subject to certain risks and uncertainties that could cause results to differ materially from those projected. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, projected operating results, and projected capital expenditures. Certain statements and assumptions in this presentation contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include, among others, statements about the Company’s strategy and future plans. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford Trust’s control. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: the impact of COVID-19, and the rate of adoption and efficacy of vaccines to prevent COVID-19, on our business and investment strategy; the timing and outcome of the Securities and Exchange Commission’s investigation; our ability to meet the NYSE continued listing standards; our ability to regain S-3 eligibility; our ability to repay, refinance or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our operations and business; general volatility of the capital markets and the market price of our common stock and preferred stock; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the markets in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in Ashford Trust’s filings with the Securities and Exchange Commission. The forward-looking statements included in this press release are only made as of the date of this press release. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider this risk when you make an investment decision concerning our securities. Investors should not place undue reliance on these forward- looking statements. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations, or otherwise, except to the extent required by law. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price or debt amount. A capitalization rate is determined by dividing the property's net operating income by the purchase price. Net operating income is the property's funds from operations minus a capital expense reserve of either 4% or 5% of gross revenues. Hotel EBITDA flow-through is the change in Hotel EBITDA divided by the change in total revenues. EBITDA, FFO, AFFO, CAD and other terms are non-GAAP measures, reconciliations of which have been provided in prior earnings releases and filings with the SEC or in the appendix to this presentation. The calculation of implied equity value is derived from an estimated blended capitalization rate (“Cap Rate”) for the entire portfolio using the capitalization rate method. The estimated Cap Rate is based on recent Cap Rates of publically traded peers involving a similar blend of asset types found in the portfolio, which is then applied to Net Operating Income (“NOI”) of the company’s assets to calculate a Total Enterprise Value (“TEV”) of the company. From the TEV, we deduct debt and preferred equity and then add back working capital to derive an equity value. The capitalization rate method is one of several valuation methods for estimating asset value and implied equity value. Among the limitations of using the capitalization rate method for determining an implied equity value are that it does not take into account the potential change or variability in future cash flows, potential significant future capital expenditures, the intended hold period of the asset, or a change in the future risk profile of an asset. This overview is for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy or sell, any securities of Ashford Hospitality Trust, Inc. or any of its respective affiliates, and may not be relied upon in connection with the purchase or sale of any such security. Our business has been and will continue to be materially adversely affected by the impact of COVID -19. Prior to investing in Ashford Hospitality Trust, Inc. potential investors should carefully review Ashford Hospitality Trust, Inc.’s periodic filings made with the Securities and Exchange Commission, including but not limited to Ashford Hospitality Trust, Inc.’s most current Form 10-K, Form 10-Q and Form 8-K’s, including the risk factors therein. F o r wa r d L o o k i n g S t a t e m e n t s a n d N o n - G A A P M e a s u r e s AHT | Page 2

Attractive Portfolio Well Positioned for the Recovery Best-in-class Asset Management Growth & Acquisition Strategy Balance Sheet & Capital Structure Leverage Strategy Reasons to Own AHT Appendix Investor Day Agenda AHT | Page 3

Attractive High Quality Portfolio

Owner of Institutional Quality, Geographically Diverse Lodging Assets with Exposure to Leisure and Transient Segments


W Atlanta Downtown
Atlanta, GA


Marriott Beverly Hills
Beverly Hills, CA


Crowne Plaza La Concha
Key West, FL


Hilton Back Bay
Boston, MA


One Ocean
Jacksonville, FL


La Posada
Santa Fe, NM


Renaissance Palm Springs
Palm Springs, CA


Marriott Crystal Gateway
Arlington, VA


Hyatt Coral Gables
Coral Gables, FL


The Churchill
Washington, D.C.


Lakeway Resort and Spa
Austin, TX


Hyatt Savannah
Savannah, GA

AHT | Page 4

Portfolio Positioned for the Recovery F u l l - S e r v i c e , U p p e r U p s c a l e , B e s t - i n - C l a s s B r a n d s a n d M a n a g e r s Portfolio by Hotel EBITDA(2) (1) As of June 30, 2021 excludes WorldQuest (2) Pro forma TTM Hotel EBITDA as of December 31, 2019 excluding assets disposed of in 2020 and 2021; excludes WorldQuest Note: 2019 pro forma Hotel EBITDA is $437,479 (In thousands) 100 H O T E L S (1) 28 S T A T E S (1) 22,286 H O T E L R O O M S (1) HOTEL BRAND PROPERTY MANAGER CHAIN SCALE MARRIOTTHILTON 31% INDEPENDENT 6% HYATT 5% IHG 2% 56% REMINGTON 58%32% HILTON 6% HYATT 4% OTHER <1% MARRIOTT FULL-SERVICE 75% SELECT-SERVICE 25% SERVICE TYPE UPPER UPSCALE 63%UPSCALE INDEPENDENT 6% LUXURY 4% UPPER MIDSCALE 2% 25% AHT | Page 5

Geographically Diverse P o s i t i o n e d t o B e n e f i t F r o m D e m o g r a p h i c S h i f t AHT Top Markets (by 2019 Hotel EBITDA)(2) % Total Washington, D.C. / Northern Virginia 11.1% San Francisco/Oakland, CA 8.5% Los Angeles, CA 7.3% Nashville, TN 7.1% New York/New Jersey 6.7% Atlanta, GA 6.6% Dallas Fort-Worth, TX 5.9% Boston, MA 5.5% Austin, TX 2.9% Tampa, FL 2.5% Houston, TX 2.4% Jacksonville, FL 2.3% Las Vegas, NV 2.0% Portland, OR 1.9% Philadelphia, PA 1.9% Miami, FL 1.9% Orlando, FL 1.8% 25% of business owners are considering moving operations to a more business friendly state(1) 12 of AHT’s top 17 markets located in inbound migration states Red State - Outbound Migration States 2016-2020 Inbound or Outbound Migration 2016 – 2020(3) Green State – Inbound Migration States 2016-2020 (1) Source: West Monroe Partners Q1 2020 Executive Poll (2) Source: North American Moving Services (3) Pro forma TTM Hotel EBITDA as of December 31, 2019 excluding assets disposed of in 2020 and 2021; excludes WorldQuest AHT | Page 6

Portfolio Positioned for the Recovery

Exposure to Transient Leisure in Top-25 Markets

Focused On Top-25 Markets





AHT 2019 Hotel EBITDA by MSA
OTHER
10%
TOP 26-50
14%
TOP-25
76%

High Exposure to Transient Leisure



AHT 2019 Pro Forma Hotel Room Revenue
GROUP
24%
3%
OTHER
73%
TRANSIENT



AHT 2019 Pro Forma Hotel Transient Revenue
23%
BUSINESS
6%
OTHER
71%
LEISURE



AHT | Page 7

CapEx Outlook R e c e n t R e n o v a t i o n s P r o v i d e C o m p e t i t i v e A d v a n t a g e 13.1% 13.7% 15.4% 14.5% 10.6% 9.1% 0.0% 2.5% 5.0% 7.5% 10.0% 12.5% 15.0% 17.5% 20.0% 22.5% 25.0% $- $50 $100 $150 $200 $250 2015 2016 2017 2018 2019 2020 2021 2022 2023 ($ I n m ill io n s) Hotel CapEx Invested Capex As % of Revenue  Recently Renovated Portfolio  Minimal CapEx in short-term AHT | Page 8 Highlights

Attractive Portfolio Well Positioned for the Recovery Best-in-class Asset Management Growth & Acquisition Strategy Balance Sheet & Capital Structure Leverage Strategy Reasons to Own AHT Appendix AHT | Page 9 Investor Day Agenda

Best-In-Class Asset Management Team Overview Asset Managers Legal Risk/Property Tax Revenue Optimization Analytics ExecutiveAdministration Capital Management Team Breakdown AHT | Page 10 2 4 3 4 12 5 9

2014 8.0% 9.8% 2015 5.4% 6.5% 2016 1.7% 3.2% 2017 1.8% 1.8% 2018 1.4% 0.1% 2019 0.8% 1.4% 2020 -68.3% -64.3% YTD Q2 2021 9.6% 10.7% Peer Group: DRH, INN, RLJ, SHO, HST, HT; shown as simple average Historical Portfolio Results On Pace To Outperform RevPAR Growth in last 7 of 8 years Year Peers AHT AHT | Page 11

La Posada Santa Fe

Post-Acquisition Outperformance

Strategy

- Optimized pricing across channels to maximize retail contribution
- Enforced capture of rental and resort fees for groups
- Solicited film crew and corporate teams to drive mid-week occupancy
- Reduced staffing costs by consolidating positions

	TTM Oct 2018[(1)]		TTM Oct 2019
RevPAR	**$158**	+12.0% →	**$177**
Hotel EBITDA	**$3.1M**	+30.2% →	**$4.0M**

Estimated Asset Value Added in First Year of Ownership[(2)]

+$12.3M **+24.7%** *Original Purchase Price: $50M*



(1) Acquired hotel in Oct 2018
(2) Incremental NOI TTM October 2019 vs. TTTM October 2018; assumes 7.0% exit cap rate

AHT | Page 12

Marriott DFW Airport Brand To Franchise Conversion  Transitioned to Remington management May 2017  Hired new General Manager  Renovated 15,522 SF of meeting space to capture additional group demand  Completed rooms and lobby renovation July 2017 – September 2019 S t r a t e g y Reno. Hotel EBITDA $8.6M $10.5M+21.0% FY 2017 FY 2019 AHT | Page 13 $108 $110 $112 $114 $116 $118 8.0 8.5 9.0 9.5 10.0 2017 2018 2019 R e v P A R H o te l E B IT D A ( $ M ) Hotel EBITDA RevPAR

Renaissance Nashville Repositioning of Convention Center $5 $10 $15 $20 $25 $30 $35 2011 2012 2013 2014 2015 2016 2017 2018 2019 H o te l E B IT D A ( $ M ) Reno. Total Revenue $41.5M $76.3M+84.1% FY 2011 FY 2019 AHT | Page 14  Negotiated with the city to fund new self-contained meeting space and secure fee simple interest in connection with the Fifth & Broadway development, eliminating $500K in annual ground lease payments on the hotel  Acquired office units - $20K annual lease payment  Right to use all meeting space free of rent as exclusive F&B provider - $960K in annual savings  Total cost of renovation - $28.6M funded by AHT  Renovation and development moved heart of city back to hotel’s doorstep S t r a t e g y

Lakeway Resort And Spa Optimized Sales Strategy  Increased emphasis on direct bookings while pushing away from OTAs  Implemented new revenue management systems and direct marketing campaigns, reducing reliance on commissionable business S t r a t e g y $100 $109 $113 $120 $125 $102 $129 10% 15% 20% 25% 30% 35% $85 $95 $105 $115 $125 $135 2015 2016 2017 2018 2019 2020 TTM 7/2021 H o te l E B IT D A M a rg in R e v P A R REVPAR Hotel EBITDA Margin Pandemic Hotel EBITDA Margin 6 of 6 Years Hotel RevPAR 5 of 6 Years Consistently Improving Both Top And Bottom Line AHT | Page 15

(1) Negative YOY growth TTM 2/2020 vs 2019 attributable to Super Bowl (2) FY 2013 to TTM 2/2020, excludes Super Bowl lift in 2019 The Ritz-Carlton Atlanta Downtown Renovation Impact $4 $6 $8 $10 $12 $14 $16 2013 2014 2015 2016 2017 2018 2019 TTM 2/2020 H o te l E B IT D A ( $ M ) Super Bowl  Renovation and re-concept of restaurant in 2016  $18M Renovation of guestrooms, suites, concierge lounge in 2018 in preparation for Super Bowl o Increased premium room inventory and added Ritz-Carlton club, driving ADR premiums S t r a t e g y Positive RevPAR Growth 6 of 7 Years(1) 7% CAGR(2) AHT | Page 16

Dallas Marriott Market Suites Strategic Initiative To Maximize Parking Capture  Identified parking partner with newly developed license plate reading technology  First hotel in the nation to install and beta test product o July 2021 was second highest revenue month on record despite being lowest occupancy month YTD S t r a t e g y Parking Revenue $18K $185K+914% YTD July 2019 YTD July 2021 AHT | Page 17 $- $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Parking Revenue POR 2021 2019 Installed February 2021

Portfolio Tax Savings Implemented Focused Strategy To Minimize Property Tax Burden 2020 Appeals 2021 Appeals Marriott Sugarland $488K Property Tax Savings Hilton Fort Worth $286K W Atlanta $281K All Others $2.7M FY 2020 Total $3.7M Marriott Gateway $578K Property Tax Savings Marriott Sugarland $373K Le Pavillon $271K All Others $3.1M YTD 2021 Total $4.3M AHT | Page 18

(1) July 2021 vs. July 2019 (2) Source: STR Recovery By Class Poised to Outperform Market High-End Classes’ Occupancy Has Yet To Fully Recover Owners Of Midscale And Economy Properties Have Realized Their Recovery Luxury Upper Upscale Upscale Upper Midscale Midscale Economy -14.3% -19.7% -9.1% -3.2% +1.0% +2.7% July Occ. vs. 2019(1,2)Class 3.9% 64.9% 28.1% 3.1% AHT Portfolio (% Rooms) 0.0% 0.0% Recovery In Upper Midscale to Luxury Classes Is Still Unrealized +$30.1M Rooms Revenue Per Month For AHT To Realize Full Recovery(1) AHT | Page 19

Percentage Of Keys In Pipeline Unlikely To Actualize February 2020 July 2021 (1) Source: STR Reduced Pressure From New Supply New Builds Sitting In Planning Phases Forecast New Supply In AHT Markets(1) February 2020 Next 12-Months 2.9% 1.8% July 2021 13-34 Months 2.8% 2.1% Abandoned 7% 6% Unconfirmed 2% 2% Deferred 3% 9% Planning 29% 34% Final Planning 32% 25% In Construction 27% 23% Percentage Of Keys In Pipeline Likely To Actualize February 2020 July 2021 Imminent Keys Down 15% AHT | Page 20

Top-25 Markets To Outperform

STR Forecast Indicates AHT Growth To Outpace Market

AHT has outperformed in YTD Q2 RevPAR growth by 110bps relative to our peer set[(1)]

YOY RevPAR Growth	Peers[(1)]	AHT
YTD Q2 2021	9.6%	10.7%

STR's forecast suggests that AHT will continue to exceed market RevPAR growth, in part due to our concentration in the Top-25 markets

AHT
56%
Top-25 Markets[(2)]

Total U.S.
33%
Top-25 Markets[(2)]

32%
2022 Top-25 Markets RevPAR Growth[(2)]

13%
2022 All Other Markets RevPAR Growth[(2)]



(1) Peer Group: DRH, INN, RLJ, SHO, HST, HT; shown as simple average
(2) Source: STR; Top-25 allocation weighted by key count

AHT | Page 21

Attractive Portfolio Well Positioned for the Recovery Best-in-class Asset Management Growth & Acquisition Strategy Balance Sheet & Capital Structure Leverage Strategy Reasons to Own AHT Appendix AHT | Page 22 Investor Day Agenda

Industry’s Path to Recovery E x p e c t e d t o R e c o v e r b y 2 0 2 4 0% 10% 20% 30% 40% 50% 60% 70% 80% $0 $20 $40 $60 $80 $100 $120 $140 $160 2019 2020 2021 2022 2023 2024 Occupancy/ADR/RevPAR Forecasts ADR RevPAR Occupancy 100 50 74 88 98 104 0 20 40 60 80 100 120 2019 2020 2021 2022 2023 2024 RevPAR Forecast (2019 Indexed) (1) Source: JLL, STR (2) Source: STR (1) (2) AHT | Page 23

Acquisition Outlook

Growth Opportunities

Asset Focus & Strategic Rationale

- Full-service assets
- Top-25 and leisure markets
- Major brands + independents
- Preference for franchised properties
- High exposure to transient

- Target Cap Rate: 6.0% - 8.0%
- 10% unlevered IRRs
- Targeted sellers – small owner/operator, brands, REITs, family-owned, newly developed



La Posada de Santa Fe



Hilton Santa Cruz Scotts Valley

AHT | Page 24

Attractive Portfolio Well Positioned for the Recovery Best-in-class Asset Management Growth & Acquisition Strategy Balance Sheet & Capital Structure Leverage Strategy Reasons to Own AHT Appendix AHT | Page 25 Investor Day Agenda

Net Working Capital A C l o s e r L o o k a t C a s h & L i q u i d i t y P o s i t i o n June 30, 2021 Cash and cash equivalents $ 520,340 Restricted cash 69,895 Accounts receivable, net 37,225 Prepaid expenses 15,742 Due from third-party hotel managers, net 15,032 Due from affiliates, net 1,725 Total currents assets $ 659,959 Accounts payable, net & accrued expenses 129,150 Dividends and distributions payable 236 Total currents liabilities 129,386 Net Working Capital(1) $ 530,573 NWC Per Share(1)(2) $16.09 NWC Per Share vs. Stock Price(3) 109% (1) Includes the Company’s pro rata share of net working capital in joint ventures (2) Net working capital (as of 6/30/2021) divided by common shares and units outstanding as of 9/30/2021 (3) Assumes stock price of 14.72, as of 9/30/2021 AHT | Page 26

Well-Laddered Maturity Schedule M o s t M a t u r i t i e s a r e A f t e r E x p e c t e d I n d u s t r y R e c o v e r y $78 $0 $132 $495 $2,619 $553 $0 $1,000 $2,000 $3,000 2021 2022 2023 2024 2025 2026 Debt Final Maturity Schedule(1)(2) (in $ millions) Marriott Crystal Gateway Arlington, VA (1) Assumes extension options are exercised (2) As of 6/30/2021, adjusted for the Hilton Back Bay refinancing AHT | Page 27

Attractive Portfolio Well Positioned for the Recovery Best-in-class Asset Management Growth & Acquisition Strategy Balance Sheet & Capital Structure Leverage Strategy Reasons to Own AHT Appendix AHT | Page 28 Investor Day Agenda

Leverage Strategy O n g o i n g I n i t i a t i v e t o D e l e v e r $3,730 $3,295 $565 $189 $3,000 $3,200 $3,400 $3,600 $3,800 $4,000 $4,200 $4,400 3/31/2020 6/30/2021 Net Debt + Preferred Equity (in $ Millions) Net Debt Perpetual Preferred Face Value $4,294  Build up cash  Buy assets without leverage or reduced leverage  Grow EBITDA  Sell opportunistically  Reduction in preferred equity via exchanges  Refinance assets at lower leverage levels $810 $3,484 Steps to Long-Term Deleveraging AHT | Page 29

Floating Rate Rationale H e d g i n g O u r C a s h F l o w s 5.75% 5.08% 3.47% 4.13% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 5.50% 6.00% 2018 2019 2020 2021 Q2 Weighted Avg. Interest Rate  Floating rate debt provides a natural hedge  160 bps drop provides $55M of interest expense savings Highlights AHT | Page 30

Attractive Portfolio Well Positioned for the Recovery Best-in-class Asset Management Growth & Acquisition Strategy Balance Sheet & Capital Structure Leverage Strategy Reasons to Own AHT Appendix AHT | Page 31 Investor Day Agenda

Reasons to Own AHT K e y T a k e a w a y s  Industry positioned for strong recovery  High quality  Geographically diverse  High exposure to transient leisure  Excellent physical shape  Net Working Capital Per Share is 109% of stock price  Much improved balance sheet  Well-laddered debt maturities  Proven operating outperformance  Track record of property level value creation  Improved strategic focus Attractive Portfolio Cash Position & Capital Structure Best-in-Class Asset Management AHT | Page 32

Appendix

Appendix

Debt Yield and Cash Trap Summary

Hotel / Pool	Principal Amount	Interest Rate	Final Maturity Date	Debt Yield Tests & Extension Options	Cash Trap Tests
Highland Portfolio	$914,280,958	L + 3.20%	9-Apr-25	Five 1-year extension options 9.54% DY for 4th & 5th extension	DY Cash Trap Trigger 7.5% Cash trapped released after 2 consecutive quarters
MS - 17	$419,000,000	L + 3.00%	9-Nov-24	Five 1-year renewal options 8.00% DY for 5th extension 0.125% spread increase at 4th and 5th extensions.	DY Cash Trap Trigger 7.75% Cash trapped released after 2 consecutive quarters
JPM - 8	$395,000,000	L + 3.07%	9-Feb-25	Five 1-year extension options 0.15% spread increase at 2nd extension 0.10% spread increase at 4th extension 8.00% DY for 4th extension 9.25% DY for 5th extension	DY Cash Trap Trigger 8.0% Cash trapped released after 2 consecutive quarters
Keys D	$262,640,000	L + 4.02%	9-Jun-25	Five 1-year extension options 9.5% DY + 25 BPS for the 4th and 5th extension	DY Cash Trap Trigger 7.75% Cash trapped released after 2 consecutive quarters
Renaissance Nashville Westin Princeton	$240,000,000	L + 2.75%	9-Mar-26	Five 1-year extension options 0.25% margin increase at 4th extension DY test for 4th & 5th extension: 8.5% & 9.5% respectively	DY Cash Trap Trigger 7.75% Cash trapped released after 2 consecutive quarters
Keys C	$221,040,000	L + 3.73%	9-Jun-25	Five 1-year extension options 10.15% DY + 25 BPS for the 4th and 5th extension	DY Cash Trap Trigger 7.75% Cash trapped released after 2 consecutive quarters
Keys E	$160,000,000	L + 2.73%	9-Jun-25	Five 1-year extension options 9.56% DY + 25 BPS for the 4th and 5th extension	DY Cash Trap Trigger 7.75% Cash trapped released after 2 consecutive quarters
Keys F	$215,120,000	L + 3.68%	9-Jun-25	Five 1-year extension options 9.95% DY + 25 BPS for the 4th and 5th extension	DY Cash Trap Trigger 7.75% Cash trapped released after 2 consecutive quarters
Keys A	$180,720,000	L + 3.65%	9-Jun-25	Five 1-year extension options 10.53% DY + 25 BPS for the 4th and 5th extension	DY Cash Trap Trigger 7.75% Cash trapped released after 2 consecutive quarters
Keys B	$174,400,000	L + 3.39%	9-Jun-25	Five 1-year extension options 10.89% DY + 25 BPS for the 4th and 5th extension	DY Cash Trap Trigger 7.75% Cash trapped released after 2 consecutive quarters
Hilton Boston Back Bay	$98,000,000	L + 3.80%	25-Aug-26	1-year extension 55% LTV	DSCR Cash Trap Trigger 1.15x until 2024, 1.25x thereafter Cash trapped released after 2 consecutive quarters

Note: as of 6/30/ 2021 with the exception of Hilton Back Bay which was refinanced August 2021

AHT | Page 34

Appendix

Debt Yield and Cash Trap Summary

Hotel / Pool	Principal Amount	Interest Rate	Final Maturity Date	Debt Yield Tests & Extension Options	Cash Trap Tests
Marriott Crystal Gateway	$81,261,564	6.26% fixed	1-Nov-21	None	DSCR Cash Trap Trigger 1.20x Cash trapped released after 2 consecutive quarters
Hilton Alexandria	$73,450,000	L + 2.45%	29-Jun-23	None	DSCR Cash Trap Trigger 1.30x Cash trapped released after 2 consecutive quarters
BAML Pool 3	$50,098,083	4.45% fixed	1-Feb-25	None	DSCR Cash Trap Trigger 1.10x Cash trapped released after 2 consecutive quarters
Le Pavillon	$37,000,000	L + 3.40%	9-Jan-25	Two 1-year options 60% LTV – 1st ext PIP completed – 1st ext 11.50% DY – 2nd ext	DSCR Cash Trap Trigger 1.20x Cash trapped released after 2 consecutive quarters
MS Pools C2 & C3	$35,370,361	4.89% fixed	1-Aug-24	None	DY Cash Trap Trigger 8.0% Cash trapped released after 2 consecutive quarters
Sheraton Ann Arbor	$33,200,000	L + 3.95%	9-Jul-23	One extension option with 7.9% DY test Spread increase to 4.4%	DY Cash Trap Trigger 7.25% Cash trapped released after 2 consecutive quarters
La Posada	$25,000,000	L + 2.55%	9-Nov-23	Three 1-year options 10.5% DY for 2nd extension 15 bps increase 2nd extension 10 bps increase 3rd extension	DY Cash Trap Trigger 8.0% Cash trapped released after 2 consecutive quarters
Hilton Scotts Valley	$24,150,657	4.66% Fixed	6-Mar-25	None	DSCR Cash Trap Trigger 1.15x Cash trapped released after 2 consecutive quarters
Indigo Atlanta	$16,100,000	L + 2.25%	27-Dec-24	Two 1-year extension options DSCR of 1.55x 60% LTV @ first extension	DSCR Cash Trap Trigger 1.20x Cash trapped released after 2 consecutive quarters
RI Jacksonville	$9,614,701	5.49% fixed	6-Jan-24	None	DSCR Cash Trap Trigger 1.15x Cash trapped released after 2 consecutive quarters
Ashton Ft Worth	$8,881,338	L + 2.00%	7-Jun-24	None	DSCR Cash Trap Trigger 1.25x Cash trapped released after 2 consecutive quarters
RI Manchester	$6,587,483	5.49% fixed	6-Jan-24	None	DSCR Cash Trap Trigger 1.15x Cash trapped released after 2 consecutive quarters
Courtyard Manchester	$6,259,924	4.99% Fixed	1-May-24	None	DSCR Cash Trap Trigger 1.15x Cash trapped released after 2 consecutive quarters

Note: as of 6/30/ 2021 with the exception of Hilton Back Bay which was refinanced August 2021

AHT | Page 35

Reconciliation of Net Income to Hotel EBITDA AHT | Page 36 December 31, 2019 TTM Net income (loss) 168,758$ Non-property adjustments 7,341 Interest income (306) Interest expense 19,208 Amortization of loan costs 1,763 Depreciation and amortization 268,896 Income tax expense (benefit) 324 Non-hotel EBITDA ownership expense 10,394H tel EBITDA including amounts attributable to noncontrolling interest 476,378 Non-comparable adjustments (38,900) Comparable hotel EBITDA 437,478$ (unaudited) ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES RECONCILIATION OF NET INCOME TO HOTEL EBITDA (in thousands)